Consolidated Statements of Comprehensive Income (Parenthetical) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Cost of revenues:
Others	$ 29,231	$ 21,490	$ 17,518
Operating expenses:
Sales and marketing	92,355	241,307	128,830
Interest income	23,777	26,091	28,455
Interest expense	8,333	6,452	8,835
Related Party [Member]
Cost of revenues:
Others	0	0	1,310
Operating expenses:
Sales and marketing	2,651	10,401	13,390
Interest income	5,360	0	0
Interest expense	$ 1,340	$ 0	$ 0